EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Glenn Kelman, President, Chief Executive Officer and Director of Redfin Corporation, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

●
the Annual Report on Form 10-K of Redfin Corporation for the year ended December 31, 2017 (Annual Report), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Redfin Corporation.

Date: February 22, 2018	By:	/s/ Glenn Kelman
Glenn Kelman
President, Chief Executive Officer, and Director (Principal Executive Officer)